UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 11, 2015

BERRY PLASTICS GROUP, INC.
(Exact name of registrant as specified in charter)

Delaware	1-35672	20-5234618
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Oakley Street
Evansville, Indiana 47710
(Address of principal executive offices / Zip Code)

(812) 424-2904
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

●	Written communications pursuant to Rule 425 under the Securities Act.
●	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
●	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
●	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

    On November 13, 2015, Berry Plastics Group, Inc. (the “Company”) announced a new streamlined business structure which organizes the Company into three market-focused divisions.  The new divisions are:  Health, Hygiene, and Specialties; Consumer Packaging; and Engineered Materials.  The Company also announced several management changes to reflect the new division structure, including the appointment of Scott Tracey to the position of President, Health, Hygiene & Specialties Division and Thomas E. Salmon to the position of President, Consumer Packaging Division.

    Mr. Tracey, age 47, most recently served as North America President of AVINTIV, Inc (“Avintiv”).  Mr. Tracey previously served as Avintiv’s Europe/Mideast/Africa President from 2012 to 2014. The appointment is effective November 30, 2015.

    Mr. Salmon, age 52, most recently served as the Company’s President – Rigid Closed Top Division, a position he held since 2014.  Mr. Salmon previously served as President of the Company’s Engineered Materials Division from 2006-2014. The appointment is effective November 30, 2015.

    In addition, Mr. Begle, age 40, will continue in his role as President – Engineered Materials Division.  Since 2000, Mr. Begle has held multiple positions of increasing responsibility with the Company.  Mr. Begle most recently served as the Company’s President – Rigid Closed Top Division, a position he held from 2009 to 2014.

   As a result of the new streamlined business structure, effective November 30, 2015, several positions are no longer executive officer positions of the Company for securities law purposes, including the President – Open Top Division, who was a named executive officer in the Company's last proxy statement and will continue with the Company in a role that is not an executive officer position for securities law purposes.

Item 7.01    Regulation FD Disclosure.

    On November 13, 2015, the Company issued a press release announcing the changes to its management structure. The press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.  The press release attached as Exhibit 99.1 is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01                      Financial Statements and Exhibits

(d)           Exhibits.

Exhibit
Number                                Description
99.1	Press Release dated November 13, 2015

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BERRY PLASTICS GROUP, INC.
(Registrant)

	By:	/s/ Jason K. Greene
Dated: November 16, 2015		Executive Vice President and General Counsel